UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

FLEXSHOPPER, INC.
(Name of Registrant as Specified in Charter)

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(2)	Aggregate number of securities to which transaction applies:

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FLEXSHOPPER, INC.

2700 North Military Trail, Ste. 200

Boca Raton, FL 33431

(561) 419-2923

INFORMATION STATEMENT

STOCKHOLDER MAJORITY ACTION BY WRITTEN CONSENT

IN LIEU OF AN ACTUAL MEETING ON OR ABOUT SEPTEMBER 15, 2015

IMPORTANT NOTICE:

THE COMPANY’S INFORMATION STATEMENT CAN BE ACCESSED DIRECTLY AT THE FOLLOWING INTERNET ADDRESS: http://www.cstproxy.com/flexshopper/2015.

To the Shareholders:

Notice is hereby given to all shareholders that the purpose of this Information Statement is to inform the holders of record, as of the close of business on August 10, 2015 (the “Record Date”) of shares of Common Stock and shares of Series 1 Preferred Stock (the “Voting Stock”), which have the voting power of FlexShopper, Inc., a Delaware corporation (the “Company”), that our Board of Directors on March 26, 2015 approved and on or about September 15, 2015, the holders of a majority of our Voting Stock (collectively the “Consenting Stockholders”) are expected to ratify, adopt and approve by written consent in lieu of an actual meeting the following matters (the “Proposals”):

(1)    To ratify, adopt and approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to increase the authorized number of shares of Common Stock from 65,000,000 shares to 100,000,000 million shares, $.0001 par value.

(2)    To ratify, adopt and approve the Company’s 2015 Omnibus Equity Compensation Plan covering 4,000,000 shares.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Only stockholders of record at the close of business on the Record Date are entitled to receipt of this Information Statement. No action is required by you. The Company Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Section 228(a) of the Delaware Corporation Law and Rule 14C of the Securities Exchange Act of 1934, as amended. This Information is first mailed to you on or about August 14, 2015. Please feel free to call us at the phone number set forth above should you have any questions on the enclosed Information Statement.

For the Board of Directors of FlexShopper, Inc.

August 14, 2015	Brad Bernstein, Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

2700 North Military Trail, Ste. 200

Boca Raton, FL 33431

INFORMATION STATEMENT

August 14, 2015

COPIES OF COMMUNICATIONS TO:

Morse & Morse, PLLC

1400 Old Country Road, Suite 302

Westbury, NY 11590

Phone: 516-487-1446

Fax: 516-487-1452

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act), to the holders (the “Stockholders”) of the Common Stock and Series 1 Preferred Stock (collectively the “Voting Stock”) of FlexShopper, Inc., a Delaware corporation (the “Company”), to notify Stockholders that on or about September 15, 2015, the Company anticipates receiving written consents in lieu of an actual meeting of stockholders from certain holders of at least a majority of the issued and outstanding Voting Stock of the Company to approve the following Proposals:

(1)   To ratify, adopt and approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to increase the authorized number of shares of Common Stock from 65,000,000 shares to 100,000,000 million shares, $.0001 par value.

(2)   To ratify, adopt and approve the Company’s 2015 Omnibus Equity Compensation Plan covering 4,000,000 shares.

Accordingly, your consent is not required and is not being solicited in connection with the approval.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matter of action taken. In addition, pursuant to the laws of Delaware, the action taken by majority written consent in lieu of an actual meeting does not create appraisal or dissenters’ rights.

Our board of directors has determined to pursue this stockholder action by majority written consent in lieu of an actual meeting in an effort to reduce the costs and management time required to hold a meeting of stockholders and to implement the above action for our stockholders in a timely manner.

The above action will become effective no sooner than 20 calendar days following the mailing to the Stockholders of this Definitive Information Statement.

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Who is entitled to notice?

All holders of shares of Common Stock and Series 1 Preferred Stock of record on the close of business on August 10, 2015, the Record Date, are entitled to notice of the Proposals.

On what corporate matters will the principal stockholders vote?

A total of less than 10 stockholders, who hold 27,399,434 shares of voting capital stock of the Company on the Record Date, representing 50.7% of the outstanding voting capital stock (i.e. 53,998,024 shares) and a majority of the issued and outstanding voting capital stock required to vote on the Proposals. These stockholders intend to vote in favor of the following proposals:

(1)    To ratify, adopt and approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to increase the authorized number of shares of Common Stock from 65,000,000 shares to 100,000,000 million shares, $.0001 par value.

(2)    To ratify, adopt and approve the Company’s 2015 Omnibus Equity Compensation Plan covering 4,000,000 shares.

What vote is required to approve the Proposals?

In order to amend the Certificate of Incorporation of the Company to increase the authorized shares of Common Stock by written consent, the affirmative vote of a majority of the outstanding voting capital stock is required. In order to approve the 2015 Omnibus Equity Compensation Plan by written consent, the affirmative vote of a majority of the outstanding voting capital stock is required.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND A PROXY.

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INFORMATION STATEMENT

The Board of Directors of FlexShopper, Inc. (“FlexShopper” or “the Company”) is furnishing this Information Statement to stockholders on or about August 14, 2015.

This Information Statement is being furnished to the stockholders of the Company in connection with two Proposals, which are as follows:

(1)     To ratify, adopt and approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to increase the authorized number of shares of Common Stock from 65,000,000 shares to 100,000,000 million shares, $.0001 par value. (See Exhibit “A” for a copy of the proposed amendment to the Company’s Certificate of Incorporation.)

(2)     To ratify, adopt and approve the Company’s 2015 Omnibus Equity Compensation Plan covering 4,000,000 shares. (See Exhibit “B” for a copy of the 2015 Plan.)

The Company has authorized 65,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. There were outstanding on the Record Date 52,034,907 shares of Common Stock and 339,125 shares of Series 1 Preferred Stock, each of which has the voting right of 5.7877 shares of Common Stock and together with the outstanding Common Stock are herein referred to as the “Voting Stock.” The Proposals contained in the preceding paragraph are expected to be adopted by the written consent of the holders of a majority in interest in the Company’s outstanding Voting Stock and submitted to the Secretary of the Company on or about September 15, 2015 (the “Written Consent Effective Date”). If the proposals were not adopted by written consent, it would have been required to be considered by the Company’s stockholders at an annual or special stockholders’ meeting convened for the specific purpose of approving the proposals.

The elimination of the need for an annual or special meeting of stockholders to approve the proposals is made possible by Section 228(a) of the Delaware General Corporation Law (the “Delaware Law”) which provides that any action required by this chapter to be taken at any annual or special meeting of such stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. In order to eliminate the costs and management time involved in holding an annual or special meeting and in order to effect the proposals as early as possible in order to accomplish the purposes of the Company, as hereinafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Company’s outstanding voting capital stock.

The date on which this Information Statement will first be sent to the stockholders is on or about August 14, 2015. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Stock of the Company is August 10, 2015 (the “Record Date”).

The Company has provided to its stockholders of record this Information Statement pursuant to Section 228 of the Delaware Law. Following stockholder approval of the Proposals stated herein, the Company will notify its stockholders in its Form 8-K of the Written Consent Effective Date of the Proposals. No additional action will be undertaken pursuant to such written consents, and no dissenters’ rights under the Delaware Law are afforded to the Company’s stockholders as a result of the adoption of the proposals.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

As of the Record Date, we have 52,034,907 shares of Common Stock and 339,125 shares of Series 1 Preferred Stock issued and outstanding. In this respect, each one share of Series 1 Preferred Stock has the voting rights of 5.7877 common shares, but is convertible into 6.33 common shares. Accordingly, the 339,125 shares of Series 1 Preferred Stock are convertible into 2,146,662 shares of Common Stock with the equivalent voting rights of 1,962,754 common shares. The following table sets forth information regarding the economic ownership of our company Common Stock by:

●	each of our stockholders who is known by us to beneficially own more than 5% of our Common Stock;

●	each of our executive officers;

●	each of our directors; and

●	all executive officers and directors as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if the individual has the power to vote and/or dispose of shares. This power can be sole or shared, and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person are counted as outstanding in such cases where the option holder may exercise the options within 60 days of the date hereof. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the table below, each person named in the table has sole voting and dispositive power with respect to the shares set forth opposite that person’s name. (Note: All addresses of the Company’s officers and directors and Marc Malaga are c/o FlexShopper, Inc. at 2700 North Military Trail, Ste. 200, Boca Raton, FL 33431.)

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Name and address of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned

Morry F. Rubin (1)	6,980,431	13.0

George Rubin (1)	4,896,931	9.3

Ilissa and Brad Bernstein (2)	3,700,000	6.9

T. Scott King (3)	60,000	*

Carl Pradelli (4)	247,500	*

Philip M. Gitler (10)	394	*

All officers and directors as a group (five persons) (5)	15,632,256	27.7

Buechel Family Ltd Partnership (6)	1,644,095	3.1

Buechel Patient Care Research & Education Fund (7)	1,293,462	2.4

Marc Malaga (8)	3,263,408	6.1

Waterfall Asset Management, LLC (9)	14,545,455	28.0

________________

*Represents less than 1% of the outstanding shares.

(1)	Morry Rubin’s beneficial ownership includes 4,901,759 shares of Common Stock and options/warrants to purchase 1,816,672 shares of Common Stock granted to him and 262,000 shares in which Morry Rubin’s wife and George Rubin are co-trustees of certain family trusts. George Rubin’s beneficial ownership includes 3,968,259 shares of Common Stock and 262,000 shares in which Morry Rubin’s wife and George Rubin are co-trustees of certain family trusts and warrants to purchase 666,672 shares.

(2)	Of the 3,700,000 shares beneficially owned by them, 2,000,000 common are owned by Ilissa Bernstein, Brad Bernstein’s wife. The remaining 1,700,000 shares represent vested options to purchase a like amount of shares of Common Stock granted to Brad Bernstein. (3) Includes vested options to purchase 60,000 shares of Common Stock.

(4)	Includes options to purchase 60,000 shares, 62,500 shares owned in trust and 125,000 shares in a limited liability company owned by Mr. Pradelli and his spouse.

(5)	Includes 11,319,518 shares of Common Stock and all options and warrants (described in (1) through (4) above) to purchase an aggregate of 4,303,344 shares.

(6)	Includes 1,442,725 shares of Common Stock and 31,812 Preferred shares convertible into 201,370 shares of Common Stock. The Buechel Family Ltd Partnership is a Family Partnership, the General Partner of whom is Frederick Buechel. This partnership is being shown in the table since it may be deemed to be under common control of Dr. Frederick Buechel, who is also a principal of the Buechel Patient Care Research & Education Fund referenced in footnote (7). The address for this investor is c/o Fordham Financial Management, Inc., 17 Battery Place South, Suite 643, New York, NY 10004.

(7)	Includes 1,092,725 shares of Common Stock and 31,712 Preferred shares convertible into 200,737 shares of Common Stock. The Buechel Patient Care Research & Education Fund is a 501(c)(3) organization, the principals of which are Drs. Frederick Buechel Sr. and Jr. and Mr. Mark Buechel. This education fund is being shown in the table since it may be deemed to be under common control of Dr. Frederick Buechel who is the general partner referenced in footnote (6) of the Buechel Family Ltd Partnership. The address for this investor is c/o Fordham Financial Management, Inc., 17 Battery Place South, Suite 643, New York, NY 10004.

(8)	Includes 1,914,941 common shares, warrants to purchase 666,672 shares, options to purchase 250,000 shares and 431,795 shares of Common Stock issuable upon conversion of 68,214 shares of Series 1 Preferred Stock.Waterfall Eden Master.

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(9)	Waterfall Eden Master Fund, Ltd. owns 7,882,774 shares of Common Stock, or approximately 15.2% of the outstanding shares of Common Stock. Waterfall Delta Offshore Master Fund, LP owns 4,420,646 shares of Common Stock, or approximately 8.5% of the outstanding shares of Common Stock. Waterfall Delta GP, LLC, as general partner of Waterfall Delta Offshore Master Fund, LP, may be deemed to share beneficial ownership of the shares owned by Waterfall Delta Offshore Master Fund, LP. Waterfall Sandstone Fund, LP owns 2,242,035 shares of Common Stock, or approximately 4.3% of the outstanding shares of Common Stock. Waterfall Sandstone GP, LLC, as general partner of Waterfall Sandstone Fund, LP, may be deemed to share beneficial ownership of the shares owned by Waterfall Sandstone Fund, LP. Waterfall, as the investment adviser to the Waterfall Funds, and Messrs. Thomas Capasse and Jack Ross, as members of Waterfall, may be deemed to share beneficial ownership of the 14,545,455 shares of Common Stock owned by the Waterfall Funds, or approximately 28.0% of the outstanding shares of Common Stock. Because of the relationships described above, the Reporting Persons may be deemed to constitute a “group” within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended, and as such, each member of the group could be deemed to beneficially own, in the aggregate, all of the shares of Common Stock held by members of the group. The Reporting Persons do not admit that they constitute a group within the meaning of Rule 13d-5. Each of the Reporting Persons disclaims beneficial ownership of the shares of Common Stock referred to herein that such Reporting Person does not hold directly. Waterfall and Messrs. Thomas Capasse and Jack Ross share the power to vote and direct the disposition of the shares owned by the Waterfall Funds. Waterfall Delta GP, LLC may be deemed to share the power to vote and direct the disposition of the shares owned by the Waterfall Delta Offshore Master Fund, LP, and Waterfall Sandstone GP, LLC may be deemed to share the power to vote and direct the disposition of the shares owned by Waterfall Sandstone Fund, LP. The address for each of the Waterfall associated companies is c/o Waterfall Management, LLC, 1140 Avenue of the Americas, 7th Floor, New York, NY 10036. This information has been obtained from a Schedule 13-D filed by Waterfall with the SEC on March 15, 2015.
(10)	Waterfall Eden Master Fund, Ltd. (the "Fund") owns 7,882,774 shares of the Issuer. The reporting person has an indirect ownership interest in the Fund which equates to an economic interest in approximately 394.13 shares of the issuer owned by the Fund.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s By-Laws and Delaware law, a vote by the holders of at least a majority of the Voting Stock is required to effect the action described herein. As of the Record Date, the Company had 53,998,024 Voting Stock issued and outstanding and entitled to vote. Our Common Stock is entitled to one vote per share. Our Series 1 Preferred Stock is entitled to 5.7877 votes per share of Common Stock. Morry F. Rubin (4,901,259 common shares), George Rubin (3,968,259 common shares), George Rubin/Laura Levine Trusts (262,000 common shares), Illissa Bernstein (2,000,000 common shares), Marc Malaga (884,251 common shares and 68,214 preferred shares with the voting rights of 394,802 shares totaling 1,279,052 voting shares), Waterfall Asset Management, LLC (14,545,455 common shares), and Steven Morse/Barbara Morse (443,409 common shares) own on the Record Date an aggregate of 27,399,434 shares of record entitled to vote (the “Consenting Stockholders”), representing approximately 50.7% of the Voting Stock. The Consenting Stockholders are in favor of the actions described herein and are expected to take action by majority consent on or about September 15, 2015. No consideration will be paid for the consent.

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PROPOSAL TO RATIFY, ADOPT AND APPROVE AN AMENDMENT

TO THE COMPANY’S CERTIFICATE OF INCORPORATION

AND THE FILING OF SAID AMENDMENT WITH THE SECRETARY OF

STATE OF THE STATE OF DELAWARE

The Company's Board of Directors has proposed to ask its majority stockholders to approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of Common Stock from 65,000,000 shares, $.0001 par value, to 100,000,000 shares, $.0001 par value.

Purpose of Amendment

The Company’s Board of Directors believes it advisable to amend the Company's Certificate of Incorporation to increase the authorized Common Stock from 65,000,000 shares of Common Stock, $.0001 par value, to 100,000,000 shares of Common Stock, $.0001 par value. The Company also has 10,000,000 shares of Preferred Stock, $.001 par value, authorized, 339,125 shares of which are outstanding as of the Record Date as Series 1 Preferred Stock. Each outstanding share of Series 1 Preferred Stock has the voting rights equivalent to 5.7877 shares of Common Stock. The number of shares of authorized Preferred Stock will not change as a result of this amendment. The Board proposes that an amendment (the "Amendment") to Article Fourth of the Certificate of Incorporation be presented to the stockholders to take action by majority consent in lieu of an actual meeting for approval to effect this change in Common Stock. See “Exhibit A.”

As of the Record Date, the Company had 52,034,907 common shares and had outstanding options to purchase 3,910,000 shares of Common Stock and outstanding warrants to purchase 5,115,531 shares of Common Stock. As of the Record Date, the Company had outstanding 339,125 shares of Series 1 Preferred Stock convertible into 2,146,662 common shares and it did not have any outstanding options or warrants convertible into additional shares of Series 1 Preferred Stock.

In the future, the Company may seek to raise additional capital from the sale of its Common Stock. The proposed increase in the number of authorized shares of Common Stock would give the Company the necessary shares of Common Stock to use in connection with future capital raise transactions, use in employee benefit plans, acquisitions, mergers and other corporate purposes. No further action nor authorization by the Company's stockholders would be necessary prior to issuance of the Common Stock, except as may be required for a particular transaction by the Company's Certificate of Incorporation, by applicable law or regulatory agencies or by the rules of any stock exchange on which the Company's Common Stock may then be listed. Adoption of the Amendment will eliminate the delay and expense involved in calling a special meeting of stockholders to authorize the Common Stock.

Stockholders of the Company do not have any preemptive rights with respect to any of the presently authorized but unissued shares of Common Stock of the Company. No dissenting stockholder will have a right of appraisal or right to receive payment for his stock by reason of such dissent.

The authority of the Board to issue Common Stock might be considered as having the effect of discouraging an attempt by another person or entity to affect a takeover or otherwise gain control of the Company, since the issuance of Common Stock would dilute the voting power of the Common Stock then outstanding. Such shares could also be sold in public or private transactions to purchasers who might assist the Board of Directors in opposing a takeover bid which the Board determines not to be in the best interests of the Company and its stockholders. Accordingly, the authority of the Board to issue Common Stock could be used in a manner calculated to prevent the removal of management, and make more difficult or discourage a change in control of the Company.

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The Company is not aware of any efforts to accumulate the Company's securities and to obtain control of the Company and has no present intention or agreement requiring the issuance of any additional shares of Common Stock other than as described herein. The Company has no present intention of soliciting a stockholder vote on any proposal, or series of proposals, to deter takeovers.

It is expected that the written consents of the Voting Stock submitted to the Secretary of the Company on the Written Consent Effective Date will include the ratification of the filing of an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware increasing the number of authorized shares of Common Stock from 65,000,000 shares to 100,000,000 shares of Common Stock.

Effective Date of the Amendment

The Certificate of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s Certificate of Incorporation with Secretary of State of the State of Delaware.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

PROPOSAL TO RATIFY, ADOPT AND APPROVE THE COMPANY’S

2015 OMNIBUS EQUITY COMPENSATION PLAN

Purpose of Proposal

On March 26, 2015, the Company’s Board of Directors approved our 2015 Omnibus Equity Compensation Plan (the “2015 Plan”) (appended to this Information Statement as “Exhibit B”) covering 4,000,000 common shares. The Board of Directors is asking the Company’s stockholders to ratify, adopt and approve the 2015 Plan.

The Company currently has a 2007 Omnibus Equity Compensation Plan (the “2007 Plan”) in existence covering 4,200,000 common shares and it currently has outstanding options to purchase 3,910,000 common shares under the 2007 Plan. The 2007 Plan is identical to the 2015 Plan except for the number of shares reserved for issuance under the Plan. The purpose of this Proposal to approve the 2015 Plan is to have sufficient number of shares of Common Stock that may be issued under the 2015 Plan in order to have the ability to attract and retain qualified employees, officers, directors and consultants who are eligible for issuance of securities under the 2015 Plan. As of the Record Date, the Company has not issued any shares of Common Stock or options to purchase shares of Common Stock under the 2015 Plan.

The following is a summary of the material features of the 2015 Plan:

Shares Subject to the 2015 Plan

The maximum number of shares of common stock with respect to which awards may be made under the 2015 Plan is 4,000,000. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reclassification or other similar event or transaction, the Compensation Committee will make such equitable adjustments to the number, kind and price of shares subject to outstanding grants and to the number of shares available for issuance under the 2015 Plan as it deems necessary or appropriate. Shares subject to forfeiture, cancelled or expired awards granted under the 2015 Plan will again become available for issuance under the 2015 Plan. In addition, shares surrendered in payment of any exercise price or in satisfaction of any withholding obligation arising in connection with an award granted under the 2015 Plan will again become available for issuance under the 2015 Plan.

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Administration

 A committee of two or more directors appointed by the Board will administer the 2015 Plan (the “Committee”); however, until the Committee is appointed, the Board administers the 2015 Plan. The Committee interprets the 2015 Plan, selects award recipients, determines the number of shares subject to each award and establishes the price, vesting and other terms of each award. While there are no predetermined performance formulas or measures or other specific criteria used to determine recipients of awards under the 2015 Plan, awards are based generally upon consideration of the grantee's position and responsibilities, the nature of services provided, the value of the services to us, the present and potential contribution of the grantee to our success, the anticipated number of years of service remaining and other factors which the Board or the Committee deems relevant.

Eligibility

Employees, directors, consultants and other service providers of our Company and its affiliates are eligible to participate in the 2015 Plan, provided; however, that only employees of our Company are eligible to receive incentive stock options. The maximum number of shares that are the subject of grants made under the 2015 Plan to any individual during any calendar year may not exceed 1,000,000 shares, subject to certain adjustments. A participant in the 2015 Plan may not accrue dividend equivalents during any calendar year in excess of $500,000.

Amendment and Termination of 2015 Plan

The Board may amend, alter or discontinue the 2015 Plan at any time; provided, however, that the Board may not amend the 2015 Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws or to comply with applicable stock exchange requirements. The 2015 Plan will terminate on the day immediately preceding the tenth anniversary of the 2015 Plan’s effective date, unless the 2015 Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

Grants

Grants made under the 2015 Plan may consist of incentive stock options, non-qualified stock options, stock appreciation rights or “SARs”, stock awards, stock unit awards, dividend equivalents and other stock-based awards. Each grant is subject to the terms and conditions set forth in the 2015 Plan and to those other terms and conditions specified by the Committee and memorialized in a written grant agreement between our Company and grant recipient (the “Grant Instrument”).

Stock Options

The 2015 Plan permits the grant of incentive stock options (“ISOs”) to our employees and the employees of our subsidiaries. The 2015 Plan also provides for the grant of non-qualified stock options (“NQSOs”) to our employees, directors, and consultants and other individuals who perform services for us (as well as to employees, directors, consultants and service providers of our subsidiaries). The exercise price of any stock option granted under the 2015 Plan will be equal to or greater than the fair market value of such stock on the date the option is granted, provided, however, that the exercise price of any incentive stock options granted under the 2015 Plan to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary of us, may not be less than 110% of the fair market value of our common stock on the date of grant. Generally, payment of the option price may be made (i) in cash, (ii) with the Committee’s consent, by approval of the Committee, by delivering shares of Company Stock owned by the Optionee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (iii) through a broker in accordance with applicable laws, or (iv) with a combination of cash and shares. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of common stock will not be issued or transferred upon exercise of the option until the option price and the withholding obligation are fully paid.

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Under the 2015 Plan, each option is exercisable at such time and to such extent as specified in the pertinent Grant Instrument between our Company and the option recipient. However, no option shall be exercisable with respect to any shares of common stock more than ten years after the date of grant of such award (except as otherwise determined by the Committee with respect to non-incentive options) and no incentive stock option that is granted to an employee, who at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of our Company, or any parent or subsidiary of ours, may be exercised more than five years from the date of grant. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Effects of Termination of Service with our Company

Generally, unless provided otherwise in the Grant Instrument, the right to exercise any option or SAR (described below) terminates ninety (90) days following termination of the participant’s relationship with the Company for reasons other than death, disability or termination for “cause” as defined in the 2015 Plan. If the participant’s relationship with us terminates due to death or disability, unless provided otherwise in the Grant Instrument, the right to exercise an option or SAR will terminate the earlier of one year following such termination or the original expiration date. If the participant’s relationship with us is terminated for “cause”, any option or SAR not already exercised will automatically be forfeited as of the date such termination.

Stock Awards

We may issue awards of our common stock pursuant to the terms of the 2015 Plan. A stock award may be issued for consideration or for no consideration and may be subject to certain restrictions and risk of forfeiture (such as the completion of a period of service or attainment of a performance goal) as determined by the Committee and set forth in the Grant Instrument governing the stock award. If a participant’s employment terminates before the vesting condition is fulfilled, the shares will be forfeited. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by the Committee, a stock award entitles the participant to all of the rights of a stockholder of our Company, including the right to vote the shares and the right to receive any dividends thereon.

Stock Units

The 2015 Plan provides for the grant of stock units to employees, non-employee directors, or consultants or other individuals who perform services for us, subject to any terms and conditions, including the fulfillment of specified performance goals or other conditions, as may be established by the Committee. Each stock unit represents one hypothetical share of common stock and the right of the grantee to receive an amount based on the value of a share of our common stock. Payments with respect to stock units may be made in cash or in shares of common stock, or in combination of the two as determined by the appointed committee.

10

Stock Appreciation Rights

The 2015 Plan also provides for the grant of SARs, either alone or in tandem with stock options. An SAR entitles its holder to a cash payment of the excess of the fair market value of our common stock on the date of exercise, over the fair market value of our common stock on the date of grant. An SAR issued in tandem with a stock option will have the same terms as the stock option. The terms of an SAR granted alone, without an option, will be established by the Committee, in the Grant Instrument governing the SAR.

Other Stock-Based Award

The Committee may grant other stock-based awards, other than those described herein, that are based on, measured by or payable in shares of common stock on such terms and conditions as the Committee may determine. Such awards may be subject to the achievement of performance goals or other conditions and may be payable in cash, shares of common stock or any combination of cash and shares of common stock as the Committee shall determine.

Dividend Equivalents

The Committee may grant dividend equivalents in connection with grants under the 2015 Plan. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of common stock, and upon such terms as the appointed committee may establish, including the achievement of specific performance goals.

Change of Control of the Company

In the event of a Change of Control, as that term is defined in the 2015 Plan, of our Company, the Committee has discretion to, among other things, accelerate the vesting of outstanding grants, cashout outstanding grants or exchange outstanding grants for similar grants of a successor company. A Change of Control of our Company will be deemed to have taken place upon the:

•	the acquisition by any person of direct or indirect ownership of securities representing more than 50% of the voting power of our then outstanding stock;

•	a consolidation or merger of our Company resulting in the stockholders of the Company immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event;

•	the sale of substantially all of our assets; or

•	The liquidation or dissolution of our Company.

It is expected that the written consents of the Voting Stock submitted to the Secretary of the Company on the Written Consent Effective Date will include the ratification of the 2015 Plan.

11

Effective Date of the Amendment

The ratification of the 2015 Plan may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Proposals.  The principal stockholders of the Company intend to consent to the Proposals and they hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Proposals.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer and director of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed action to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company’s agent, namely, Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

It is expected that the written consents of the Voting Stock submitted to the Secretary of the Company on the Written Consent Effective Date will include the ratification of the filing of an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of to increase the authorized common shares from 65,000,000 shares to 100,000,000 shares, $.0001 par value, and to approve the Company’s 2015 Omnibus Equity Compensation Plan.

12

OTHER BUSINESS

As of the date of this Information Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration of the stockholders of the Company.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Any Stockholder who intends to present a proposal at the next annual meeting of Stockholders must deliver the proposal to Brad Bernstein, Corporate Secretary of FlexShopper, Inc. at 2700 North Military Trail, Ste. 200, Boca Raton, FL 33431:

•	Not later than May 31, 2015, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; and

•	Not later than May 31, 2015, if the proposal is submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, in which case we are not required to include the proposal in our proxy materials. Such nominations and proposals for the next annual meeting of Stockholders, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Chairman.

FLEXSHOPPER, INC.

By: /s/ Brad Bernstein, Chief Executive Officer

Exhibit A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

FLEXSHOPPER, INC.

FlexShopper, Inc., a corporation organized and existing under and by virtue of The General Corporation Law of Delaware, does hereby certify:

FIRST: That at a duly held meeting of the Board of Directors of said Corporation, the Board duly adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said Corporation:

“RESOLVED, that the Board of Directors deems it advisable, and hereby declares it to be advisable, that Article Fourth of the Corporation's presently existing Certificate of Incorporation be amended, changed and altered so that, as amended, said Article shall be and read as follows:

FOURTH

Section 1. Authorization of Shares.

The aggregate number of shares of capital stock which the Corporation will have authority to issue is 110,000,000 shares, consisting of 100,000,000 shares of common stock, having a par value of $.0001 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, having a par value of $.001 per share (“Preferred Stock”).

Section 2. Common Stock.

2.1     Dividends. The holders of shares of Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation, subject to any preferential payments to which the holders of shares of any series of Preferred Stock shall be entitled as may be stated and expressed pursuant to the resolution establishing any such series of Preferred Stock.

2.2     Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to any holders of shares of any series of Preferred Stock then outstanding of the full amounts of preferential payments to which they shall respectively be entitled as may be stated and expressed pursuant to the resolution establishing any such series of Preferred Stock, the holders of shares of Common Stock then outstanding shall be entitled to share ratably based upon the number of shares of Common Stock held by them in all remaining assets of the Corporation available for distribution to its shareholders.

2.3    Voting Rights. All shares of Common Stock shall be identical with each other in every respect. The shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which shareholders have the right to vote.

Exhibit A - 1

Section 3. Preferred Stock.

The Board of Directors is authorized to establish, from time to time, one or more series of any class of shares, to increase or decrease the number within each series, and to fix the designations, powers, preferences and relative, participating, optional or other rights of such series and any qualification, limitations or restrictions thereof. All shares of any one series of Preferred Stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law.

SECOND:    That in lieu of a meeting and vote of stockholders, written consent of stockholders to said amendment has been given in accordance with the provisions of Section 228 of The General Corporation Law of the State of Delaware, and written notice of the adoption of the amendment has been given as provided in Section 228 of The General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of The General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said FlexShopper, Inc. has caused this Certificate to be signed by Brad Bernstein, Chief Executive Officer, and attested by Frank Matasavage, Chief Financial Officer, this __ day of September, 2015.

FLEXSHOPPER, INC.

Brad Bernstein, Chief Executive Officer
ATTEST:

Frank Matasavage, Chief Financial Officer

Exhibit A - 2

Exhibit B

FLEXSHOPPER, INC.

2015 OMNIBUS EQUITY COMPENSATION PLAN

The purpose of the FlexShopper, Inc. 2015 Omnibus Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of FlexShopper, Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) non-employee members of the Board of Directors of the Company and its subsidiaries with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Section 1. Definitions

The following terms shall have the meanings set forth below for purposes of the Plan:

(a)                “Board” shall mean the Board of Directors of the Company.

(b)               “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition or non-solicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(c)                “Change of Control” shall be deemed to have occurred if:

(i)                 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of (I) the then-outstanding shares of Common Stock (the "Outstanding Company Common Stock"), or (II) the combined voting power of the then-outstanding voting securities of the Company generally entitled to vote in the election of directors (the "Outstanding Company Voting Securities") regardless of whether such acquisition is as a result of the issuance of securities by the Company to such Person, by such Person acquiring such shares publicly or in private sales (or in any combination of acquisitions or public or private sales or both), or otherwise; provided, however, that the following shall not constitute a Change in Control: (a) any issuance or acquisition of securities of the Company whereby the Employee (including his affiliates) reaches or exceeds such 50% threshold; (b) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (c) any issuance of shares of Series 1 Preferred Stock issued in the Company’s initial offering of such shares or any shares of common stock issued upon conversion of such shares of Series 1 Preferred Stock;

Exhibit B - 1

(ii)               approval by the stockholders of the Company of a reorganization, merger, consolidation or other business combination (collectively, a "Business Combination"), unless following such Business Combination more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination and the combined voting power of the then-outstanding voting securities of such entity generally entitled to vote in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; and

(iii)             (I) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (II) the first to occur of (a) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (b) the approval by the stockholders of the Company of any such sale or disposition.

(d)               “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)                “Committee” shall mean the committee, consisting of members of the Board, designated by the Board to administer the Plan, as described in Section 2.

(f)                “Company” shall mean FlexShopper, Inc. and shall include its successors.

(g)                “Company Stock” shall mean a share of common stock of the Company.

(h)               “Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Committee.

(i)                 “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Company Stock subject to a Grant by the per-share cash dividend paid by the Company on Company Stock, or the per-share fair market value (as determined by the Committee) of any dividend paid on Company Stock in consideration other than cash.

(j)                 “Employee” shall mean an employee of an Employer.

(k)               “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to other Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

(l)                 “Employer” shall mean the Company and its subsidiaries and other related entities, as determined by the Committee.

(m)             “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Exhibit B - 2

(n)               “Exercise Price” shall mean the purchase price of Company Stock subject to an Option.

(o)               “Fair Market Value” shall mean:

(i)                 If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the OTCQB, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or on the OTCQB, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date.

(ii)               If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee through any reasonable valuation method authorized under section 409A of the Code or section 422 of the Code, as applicable.

(p)               “Grant” shall mean a grant of Options, SARs, Stock Awards, Stock Units or Other Stock-Based Awards under the Plan.

(q)               “Grant Instrument” shall mean the agreement that sets forth the terms of a Grant, including any amendments.

(r)                 “Grantee” shall mean an Employee, Non-Employee Director or Key Advisor who receives a Grant under the Plan.

(s)                “Incentive Stock Option” shall mean an option to purchase Company Stock that is intended to meet the requirements of section 422 of the Code.

(t)                 “Key Advisor” shall mean a consultant or advisor of an Employer.

(u)               “Non-Employee Director” shall mean a member of the Board of the Company or member of the board of directors of a subsidiary of the Company who is not an Employee.

(v)               “Nonqualified Stock Option” shall mean an option to purchase Company Stock that is not intended to meet the requirements of section 422 of the Code.

(w)              “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted under the Plan, as described in Section 6.

(x)               “Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Company Stock, as described in Section 10.

(y)               “Plan” shall mean the FlexShopper, Inc. 2015 Omnibus Equity Compensation Plan.

(z)                “SAR” shall mean a stock appreciation right with respect to a share of Company Stock, as described in Section 9.

Exhibit B - 3

(aa)            “Stock Award” shall mean an award of a share of Company Stock, with or without restrictions, as described in Section 7.

(bb)           “Stock Unit” shall mean a unit that represents a hypothetical share of Company Stock, as described in Section 8.

Section 2. Administration

(a)                Committee. The Plan shall be administered and interpreted by a Committee appointed by the Board. The Committee may consist of two or more persons who are “outside directors” as defined under section 162(m) of the Code, and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Exchange Act. However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to Non-Employee Directors. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such Board or such subcommittee.

(b)               Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

(c)                Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

Section 3. Grants

Awards under the Plan may consist of grants of Options, Stock Awards, SARs, Stock Units, Dividend Equivalents and Other Stock-Based Awards. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

Exhibit B - 4

Shares Subject to the Plan

(a)                Shares Authorized. Subject to adjustment as described in subsection (d) below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan is 4,000,000 shares.

(b)               Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan. Shares of Stock surrendered in payment of the Exercise Price of an Option shall again be available for issuance under the Plan. To the extent any Grants are paid in cash, and not in shares of Company Stock, any shares previously subject to such Grants shall again be available for issuance or transfer under the Plan.

(c)                Individual Limits. All Grants under the Plan shall be expressed in shares of Company Stock. The maximum aggregate number of shares of Company Stock that may be subject to Grants made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described in subsection (d) below. A Participant may not accrue Dividend Equivalents during any calendar year in excess of $500,000. The individual limits of this subsection (c) shall apply without regard to whether the Grants are to be paid in Company Stock or cash. All cash payments (other than with respect to Dividend Equivalents) shall equal the Fair Market Value of the shares of Stock to which the cash payments relate.

(d)               Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants maybe appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

Exhibit B - 5

Section 4. Eligibility for Participation

(a)                Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)               Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

Section 5. Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor, upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a)                Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)               Type of Option and Price.

(i)                 The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)               The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(c)                Option Term. The Committee shall determine the term of each Option, which, unless otherwise determined by the Committee, shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant. In no event will the term for any Incentive Stock Option exceed ten years from the date of grant.

Exhibit B - 6

(d)               Exercisability of Options.

(i)                 Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)               The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

(e)                Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)                Termination of Employment, Disability or Death. Unless otherwise provided in the Grant Instrument:

(i)                 Except as provided below an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer as an Employee, Key Advisor or member of the Board.

(ii)               In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii)             In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

Exhibit B - 7

(iv)             In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v)               If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 6(f)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(g)                Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash, (x) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(h)               Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

Exhibit B - 8

Section 6. Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a)                General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)               Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)                Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)               Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a successor under Section 15(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

(e)                Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f)                Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Exhibit B - 9

Section 7. Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a)                Crediting of Units. Each Stock Unit shall represent the right of the Grantee to receive an amount based on the value of a share of Company Stock, if specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b)               Terms of Stock Units. The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)                Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer during a specified period, or if other conditions established by the Committee are not met, the Grantee’s Stock Units shall be forfeited, unless the Grantee’s employment agreement, if any, with the Employer provides otherwise. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)               Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

Section 8. Stock Appreciation Rights

The Committee may grant stock SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a)                General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

(b)               Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

Exhibit B - 10

(c)                Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 6(f). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)               Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e)                Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f)                Form of Payment. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

Section 9. Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8, 9 and 11 of the Plan) that are based on, measured by or payable in Company Stock to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 10. Dividend Equivalents

The Committee may grant Dividend Equivalents in connection with Grants under the Plan. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms as the Committee may establish, including, without limitation, the achievement of specific performance goals.

Section 11. Qualified Performance-Based Compensation

The Committee may determine that Stock Awards, Stock Units, Dividend Equivalents and Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 12 shall apply to such Grants. The Committee may also grant Options and SARs under which the exercisability of the Options is subject to achievement of performance goals as described in this Section 12 or otherwise. The following provisions shall apply to Grants of Stock Awards, Stock Units, Dividend Equivalents and Other Stock-Based Awards that are to be considered “qualified performance-based compensation” under section 162(m) of the Code:

Exhibit B - 11

(a)                Performance Goals. When Stock Awards, Stock Units, Dividend Equivalents and Other Stock-Based Awards that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which performance will be measured, (C) the maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

(b)               Criteria Used for Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, net earnings, operating earnings, revenue, number of days sales outstanding in accounts receivable, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures or goals relating to FDA or other regulatory approvals. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Grantees.

(c)                Certification of Results. The Committee shall certify the performance results for each performance period after the announcement of the Company’s financial results for the performance period. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Instrument. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards, Stock Units and Other Stock-Based Awards for the performance period shall be forfeited or shall not be made, as applicable.

(d)               Death, Disability or Other Circumstances. The Committee may provide in the Grant Instrument that Grants under this Section 12 shall be payable or restrictions on such Grants shall lapse, in whole or in part, in the event of the Grantee’s death or Disability, a Change of Control, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

Exhibit B - 12

Section 12. Deferrals

The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

Section 13. Withholding of Taxes

(a)                Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b)               Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

Section 14. Transferability of Grants

(a)                Restrictions on Transfers. Except as described in subsection (b) below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)               Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 15. Consequences of a Change of Control

(a)                Notice and Acceleration. Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (iii) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse, and (iv) all Stock Units and Other Stock-Based Awards shall be paid at their target value, or in such other amounts as the Committee may determine.

Exhibit B - 13

(b)               Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take one or both of the following actions with respect to any or all outstanding Grants: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, or (iii) determine that all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such surrender termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

Section 16. Requirements for Issuance or Transfer of Shares

(a)                Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a stockholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

(b)               Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

(c)               Stockholder Approval for “Qualified Performance-Based Compensation.” If Stock Awards, Stock Units, Dividend Equivalents and Other Stock.

Section 17. Amendment and Termination of the Plan

(a)                Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.

Exhibit B - 14

Based Awards are granted as “qualified performance-based compensation” under Section 12 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 12, if additional Grants are to be made under Section 12 and if required by section 162(m) of the Code or the regulations thereunder.

(c)                Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(d)               Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 19(f). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(f) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(e)                Effective Date of the Plan. The Plan shall be effective as of March 26, 2015, subject to stockholder approval within 12 months thereof.

Section 18. Miscellaneous

(a)                Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the substitute grants as it deems appropriate, including setting the Exercise Price of Options at a price necessary to retain for the Grantee the same economic value as the substituted Option.

(b)               Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(c)                Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. No Grantee or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

Exhibit B - 15

(d)               Rights of Participants. Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e)                No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f)                Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or sections 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or sections 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(g)                Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h)               Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

Approved by the Board of Directors on March 26, 2015 and by the stockholders on September __, 2015.

Exhibit B - 16